UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C. 20549



                          FORM 8-K
                       CURRENT REPORT



               Pursuant to Section 13 or 15(d)
           of the Securities Exchange Act of 1934

                       Date of Report
                        March 7, 1997

               FARMERS CAPITAL BANK CORPORATION
   ______________________________________________________
   (Exact name of registrant as specified in its charter)

                          Kentucky
       ______________________________________________
       (State of other jurisdiction of incorporation)

         0-14412                                61-1017851
__________________________         ____________________________________
(Commission File Number)           (I.R.S. Employer Identification No.)


P.O. Box 309
Frankfort, Kentucky                                      40602
________________________________________               __________
(Address of principal executive offices)               (Zip Code)


     Registrant's telephone number, including area code:
                        (502) 227-1600

Not applicable
_____________________________________________________________
(Former name or former address, if changed since last report)


                INFORMATION TO BE INCLUDED IN THE REPORT

         Item 4.  Changes in Registrant's Certifying Accountant
         ______________________________________________________

On February 28, 1997, Farmers Capital Bank Corporation (the "Registrant") engaged the accounting firm of KPMG Peat Marwick LLP as principal accountants, subject to the approval of the Registrant's shareholders. KPMG Peat Marwick LLP replaces Coopers & Lybrand L.L.P. (the "Former Accountant") as of the date reported above. The change in the Registrant's independent accountants was the result of a formal proposal process involving several accounting firms. The decision to change accountants was approved by the Registrant's Board of Directors.

During the two most recent fiscal years and the subsequent interim period prior to February 28,1997, there have been no disagreements with Coopers & Lybrand L.L.P. on any matter of accountingprinciples or practices, financial statement disclosure, or auditing scope or procedure or any reportable events.

Coopers & Lybrand L.L.P.'s report on the consolidated financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

None of the following events has occurred within the Registrant's two most recent fiscal years or the subsequent interim period preceding the change in accountants:

     (A) the Former Accountant has not advised the Registrant that the internal controls necessary for the Registrant to develop reliable financial statements do not exist;
     (B) the Former Accountant has not advised the Registrant that information had come to the accountant's attention that led it to no longer be able to rely on management's representations, or that made it unwilling to be associated with the financial statements prepared by management;
     (C) (1) the Former Accountant has not advised the Registrant of the need to expand significantly the scope of its audit, or that information has come to the accountant's attention that if further investigated could
         (i) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that could prevent it from rendering an unqualified report on those financial statements), or
         (ii) cause it to be unwilling to rely on management's representations or be associated with the Registrant's financial statements, and (2) due to the accountant's dismissal, or for any other reason, the accountant did not so expand the scope of its audit or conduct such further investigation; or
     (D) (1) the Former Accountant has not advised the Registrant that information has come to the accountant's attention that it concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements issued or to be issued covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and (2) due to the accountant's dismissal, or for any other reason, the issue has not been resolved to the accountant's satisfaction prior to its dismissal.

During the two most recent fiscal years, and the subsequent interim period prior to engaging KPMG Peat Marwick LLP, neither the Registrant, nor anyone on its behalf, consulted KPMG Peat Marwick LLP regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, where either a written report was provided to the Registrant or oral advice was provided, that KPMG Peat Marwick LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)
(iv) of Regulation S-K and the related instructions) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

The Registrant has requested that Coopers & Lybrand L.L.P. furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of Coopers & Lybrand L.L.P.'s letter to the SEC dated March 5, 1997 is attached as an exhibit to this report.



         Item 7.  Financial Statements and Exhibit
         _________________________________________

C.   Exhibit

The exhibit listed on the Exhibit Index is filed as a part of this Report.



                          SIGNATURE
                          _________

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  Farmers Capital Bank Corporation



March 7, 1997                          By: /s/ Charles S. Boyd
                                          ________________________________
                                       Charles S. Boyd
                                       President and Chief Executive Officer







                        Exhibit Index
                        _____________

Exhibit
_______

(16)           Letter re Change in Certifying Accountant

















                         Exhibit 16
          Letter re Change in Certifying Accountant
          _________________________________________



Coopers             Suite 1800               telephone (502) 589-6100
&Lybrand L.L.P.     500 West Main Street     facsimile (502) 585-7775
                    Louisville, KY 40202-4264




March 5, 1997


Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have read the statements made by Farmers Capital Bank Corporation (copy attached), which we understand will be filed with the Commission, pursuant to
Item 4 of Form 8-K, as part of the Company's Form 8-K report for the month of March 1997. We agree with the statements concerning Coopers & Lybrand L.L.P. in such Form 8-K.


Very truly yours,



/s/ Coopers & Lybrand L.L.P.

JFF:jkh

Attachment